UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

A-POWER ENERGY GENERATION SYSTEMS, LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-33820	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 64 Huanghai Road Yuhong District Shenyang, Liaoning, China		110141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: +86-10-2431013399

CHINA ENERGY TECHNOLOGY LIMITED
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On January 18, 2008, A-Power Energy Generation Systems, Ltd. (“A-Power” or the “Company”) (formerly known as China Energy Technology Limited) completed the acquisition of all of the common stock of Head Dragon Holdings, Limited (“Head Dragon”) pursuant to a Stock Purchase Agreement, dated as of April 14, 2007 (the “Stock Purchase Agreement”). Head Dragon is a Hong Kong company that owns a controlling interest in operating companies in the People’s Republic of China known as GaoKe. Concurrent with that stock purchase, Chardan South China Acquisition Corporation (“Chardan”) was merged with and into A-Power.

As a consequence of the merger with Chardan, A-Power succeeded to a number of definitive agreements entered into by Chardan, including the agreements governing the warrants issued by Chardan. Each of these agreements has been previously filed by Chardan as an exhibit to its periodic reports filed with the SEC.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The transactions discussed below are described in more detail in the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (Reg. No. 333-142894) (the "Proxy Statement/Prospectus").

Completion of the Merger

In the merger with Chardan, A-Power issued one of its common shares in exchange for each outstanding common share of Chardan. It also issued one warrant in exchange for each outstanding warrant of Chardan and one unit in exchange for each outstanding unit of Chardan. The securities issued by A-Power have the same terms as the Chardan securities for which they were exchanged.

Completion of the Stock Purchase

On January 18, 2008, A-Power consummated the purchase of all of the issued and outstanding shares of common stock of Head Dragon from Mr. Jinxiang Lu. The consideration paid to Mr. Lu for the stock purchase was 13,000,000 ordinary (common) shares of A-Power. Following the transaction, Mr. Lu transferred a total of 3,497,000 of his shares to third parties in China.

As a result of the closing of the stock purchase, A-Power acquired (through its ownership of the common stock of Head Dragon) controlling equity interests in operating companies in the People’s Republic of China. The operating companies of Head Dragon are Liaoning GaoKe Energy Group Company Limited and Liaoning High-Tech Energy Sourcing and Thermoelectricity Design Research Institute (these companies are referred to as “GaoKe”). Together they are one of the leading Chinese companies that design, construct and install distributed power generation systems and micro power grids.

As additional contingent consideration, Mr. Lu will be issued up to an aggregate of 9,000,000 ordinary shares of A-Power (1,000,000 per year for 2007 through 2009 and 2,000,000 per year for 2010 through 2012, on an all-or-none basis) for each of the six fiscal years beginning with fiscal year 2007 if, on a consolidated basis, A-Power generates after-tax profits (excluding after-tax operating profits from any subsequent acquisitions of securities that have a dilutive effect) of at least the following amounts:

Year ending December 31,	After-Tax Profit
2007	$14,000,000
2008	$19,000,000
2009	$29,000,000
2010	$44,000,000
2011	$63,000,000
2012	$87,000,000

The funds released from Chardan’s trust account that had been established in connection with its initial public offering will be used by A-Power to enable Head Dragon to repay loans in the principal amount of $15,000,000 and to grow its business and for general working capital purposes.

Prior to the merger, Chardan was a blank check company with no operations and had been formed as a vehicle for an acquisition of an operating business in the People’s Republic of China; A-Power was Chardan’s wholly-owned subsidiary. The following information is provided about the business and securities of the post-merger combined company reflecting the consummation of the stock purchase and the merger.

Business

Information about the Company’s business is contained in the Proxy Statement/Prospectus section entitled “Information about GaoKe” and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus section entitled “Risk Factors” and are incorporated herein by reference.

Financial Information

The selected financial data is included in the Proxy Statement/Prospectus section entitled "Selected Historical Financial Data" and is incorporated herein by reference. The Management's Discussion and Analysis is included in the Proxy Statement/Prospectus section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and is incorporated herein by reference.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Gifted Time Holdings and related the pro forma financial information.

Properties

A-Power does not own or lease any properties. The properties of GaoKe are described in the Proxy Statement/Prospectus under the heading “Information About GaoKe - Properties,” which description is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Proxy Statement/Prospectus under the heading “Information about GaoKe - Legal Proceedings,” which description is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of January 18, 2008, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the common stock of A-Power by (i) each person known by us to be the owner of more than 5% of outstanding shares of the Company’s common stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)

Jinxiang Lu	9,503,000	47.5%
Richard Propper	386,609 (3)	1.9%
Dilip Limaye	0	0
Remo Richli	0	0
Zhen Yu Fan	0	0
John S. Lin	0	0
Jianmin Wu	0	0
Edward Meng	0	0
Jeffrey L. Feinberg (4)	2,720,781	13.6%

All directors and executive officers as a group (8) persons	9,889,609 (3)	49.4%

(1)
Includes shares of common stock issuable upon exercise of warrants, which are beneficially owned by certain of the persons named in the above table, that became exercisable upon consummation of the merger on January 18, 2008. Unless otherwise indicated, the business address of each of the individuals is c/o A-Power Energy Generation Systems, Ltd., No. 64 Huanghai Road, Yuhong District, Shenyang, Liaoning, China. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(2)
Based on 20,000,000 common shares issued and outstanding as of January 18, 2008, immediately after the consummation of the Merger. The figure does not include the issuance of any shares offered to the holders of preferred stock of Head Dragon Holdings in exchange for those shares of preferred stock.

(3)	Includes 142,100 shares issuable upon exercise of warrants.

(4)
The securities reported as held by Mr. Feinberg represent shares of common stock held by Mr. Feinberg in his personal account and JLF Partners I, L.P., JLF Partners II, L.P. and JLF Offshore Fund, Ltd. to which JLF Asset Management LLC serves as the management company and/or investment manager. Mr. Feinberg is the managing member of JLF Asset Management, LLC. The business address of Mr. Feinberg and these entities (other than the JLF Offshore Fund) is 2775 Via de la Valle, Suite 204, Del Mar, California 92014. The principal business address of the JLF Offshore Fund is c/o Goldman Sachs (Cayman) Trust Limited, P.O. Box 896, Harbour Centre, North Church Street, Grand Cayman Islands. This information is derived from a Schedule 13D/A filed by the above persons with the SEC on November 27, 2007.

All of the shares of common stock outstanding prior to the effective date of Chardan’s IPO (all of which were owned by or controlled the directors and officers of Chardan or parties affiliated with them) were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, and will remain in escrow until the earliest of:

•	August 2, 2008; or

•
the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

The certificates representing shares of Chardan currently in escrow may be replaced by certificates representing the shares of A-Power. During the escrow period, the holders of these shares will not be able to sell or transfer their securities, except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow.

Directors and Executive Officers

The discussion contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Executive Compensation

Information regarding the Company’s executive compensation is set forth in the Proxy Statement/Prospectus under the heading “Directors and Management - Executive Compensation” and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding related party transactions and director independence are described in the Proxy Statement/Prospectus under the headings “Certain Relationships and Related Transactions” and “Directors and Management - Independence of Directors” and is incorporated herein by reference.

Price Range of Securities and Dividends

Information relating to the price range and dividends of Chardan’s securities is set forth in the Proxy Statement/Prospectus under the heading “Price Range of Securities and Dividends” and is incorporated herein by reference.

Recent Sale of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

Description of Securities

The description of the Company’s securities is set forth in the Proxy Statement/Prospectus under the caption “Description of the Combined Company’s Securities Following the Stock Purchase” and is incorporated herein by reference.

Indemnification of Directors and Officers

A description of the indemnification provisions relating to the Company’s directors and officers is set forth in the Proxy Statement/Prospectus, under the heading “Chardan Redomestication Merger-Indemnification of Officers and Directors” and is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the exhibits filed herewith, which is incorporated herein by reference.

Exchange Offer

A-Power has offered to acquire all of the outstanding preferred shares of Head Dragon Holdings in exchange for a total of 650,000 shares of A-Power common stock. The exchange offer is scheduled to expire on February 19, 2008.

Item 3.02.	Unregistered Sales of Equity Securities.
The 13,000,000 shares of common stock issued to Mr. Lu under the Stock Purchase Agreement were issued without registration. The consideration received by A-Power for the shares issued to Mr. Lu was all of the outstanding shares of common stock of Head Dragon. The private placement shares were issued in an offshore transaction (without directed selling efforts) to an accredited investor, which was exempt from the registration requirements of the Securities Act by reason of Regulation S and Section 4(2).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Directors or Certain Officers

Effective as of January 18, 2008, Li Zhang resigned from his position as Chief Executive Officer and Director of A-Power, Kerry Propper resigned from his position as Chief Executive Officer and Director, Jiangnan Huang resigned from his positions as Executive Vice President and Director of A-Power, and Richard D. Propper resigned from his position as Chief Financial Officer and Secretary. Richard Propper, one of Chardan’s founders and a director of A-Power, will remain on the Board of A-Power.

Election of Directors and Appointment of Certain Officers

Effective as of the closing of the Merger, Jinxiang Lu, Dilip Limaye, Remo Richli, Zhen Yu Fan, John S. Lin and Jianmin Wu were elected to the Board. Information concerning the backgrounds of each of these persons is set forth in the Proxy Statement/Prospectus under the heading “Directors and Management-Directors Following the Stock Purchase” and is incorporated herein by reference. Richard Propper has continued to serve as Director of A-Power.

In addition, the following persons, (whose backgrounds are described in the Proxy Statement/Prospectus under the heading "Directors and Management - Directors and Management Following the Stock Purchase"), were appointed to the executive officer positions indicated opposite their respective names:

Jinxiang Lu	Chief Executive Officer
Edward Meng	Chief Financial Officer

2007 Long-Term Incentive Plan

On January 18, 2008, the stockholders of Chardan approved the 2007 Equity Plan (the “Equity Plan”). The Equity Plan was assumed by A-Power as of the closing of the merger. A description of the Equity Plan is set forth in the Proxy Statement/Prospectus, under the heading “Chardan 2007 Equity Plan”, and is incorporated herein by reference. No options, restricted stock or other awards under the Equity Plan have been made or committed to be made as of the closing of the stock purchase transaction.

Item 5.06	Change in Shell Company Status.
Upon the closing of the stock purchase, Chardan ceased to be a shell company. The material terms of the transaction pursuant to which A-Power (Chardan’s wholly-owned subsidiary immediately prior to the merger) merged with Chardan and A-Power acquired control of Head Dragon are described in the Proxy Statement/Prospectus, under the headings “The Stock Purchase Agreement” and “Chardan Redomestication Merger,” which are incorporated herein by reference.

Item 8.01	Other Events.
On January 24, 2008, the Company issued a press release with respect to the completion of its previously announced acquisition of Head Dragon. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of businesses acquired

Financial statements of Head Dragon Holdings were included in the Proxy Statement/Prospectus in the sections entitled “Index to Consolidated Financial Statements” beginning on page FII-1.

(b) Pro forma financial information

Pro forma financial information of Chardan and Head Dragon Holdings was included in the Proxy Statement/Prospectus in the section entitled “Pro Forma Combined Financial Statements.”

(c) Exhibits

NO.	DESCRIPTION

2.1	Stock Purchase Agreement (included as Annex A in the Proxy Statement/Prospectus contained in Registration Statement 333-142894 and incorporated by reference herein)

2.2	Form of Agreement and Plan of Merger between Chardan South China Acquisition Corporation and Registrant (Incorporated by reference from exhibit 2.2 to Registration Statement No. 333-142894)

3.1	Memorandum of Association of Registrant (Included as an exhibit to the Form 8-A/A filed by the registrant on January 18, 2008 and incorporated by reference herein)

3.2	Articles of Association of Registrant (Included as an exhibit to the Form 8-A/A filed by the registrant on January 18, 2008 and incorporated by reference herein)

4.1
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (as successor to Chardan South China Acquisition Corporation). (Filed as an exhibit to Registration Statement No. 333-125018, and incorporated by reference herein).

4.2	Form of Unit Purchase Option (Incorporated by reference from exhibit 4.4 to the Registration Statement No. 333-125018).

4.3	Amendment to Unit Purchase Option. (Filed as an exhibit to the Form 10-KSB for the fiscal year ended December 31, 2006 and incorporated by reference herein)

4.4	Warrant Clarification Agreement. (Filed as an exhibit to the Form 10-KSB for the fiscal year ended December 31, 2006 and incorporated by reference herein)

10.1	2007 Equity Plan (Included as Annex D of the Proxy Statement/Prospectus included in Registration Statement No. 333-142894 and incorporated by reference herein)

10.2	Registration Rights Agreement (Filed as an exhibit to Registration Statement 333-125018 and incorporated by reference herein)

10.13	Form of promissory note used in bridge loan (filed as an exhibit to Registration Statement No. 333-142894 and incorporated by reference herein)

14	Code of Ethics (included as Annex G to the Proxy Statement/Prospectus contained in Registration Statement 333-142894 and incorporated by reference herein)

21	Subsidiaries

99.1	Press Release, dated January 24, 2008, announcing the consummation of the merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-POWER ENERGY GENERATION SYSTEMS, LTD. (registrant)

January 24, 2008	By:	/s/ Edward Meng
Edward Meng Chief Financial Officer